EXHIBIT 10.1

                           AMENDMENT TO LOAN AGREEMENT


      THIS AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT") is made and entered into as of August 4, 1998 by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "BORROWER"); each of the Lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a "LENDER" and, collectively, the "LENDERS"), BANKONE, TEXAS, N.A., as Co-Agent, COMERICA BANK-TEXAS, as Co-Agent, FIRST UNION NATIONAL BANK, as Co-Agent, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association (previously known as Texas Commerce Bank National Association), acting as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

                                    RECITALS

      A. The Borrower, the Lenders and the Agent executed and delivered that certain Loan Agreement dated as of June 4, 1997. Said Loan Agreement, as amended, supplemented and restated, is herein called the "LOAN AGREEMENT". Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

      B. The Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

      SECTION 1.  AMENDMENTS TO LOAN AGREEMENT.

      (a) The references to "$100,000,000" in the Loan Agreement (other than the reference in SECTION 8.9(B)(III)) are hereby amended to read "$200,000,000." The $200,000,000 Revolving Loan Commitment shall be allocated to the Lenders as set forth opposite their respective signatures hereto.

      (b) The definition of "Revolving Loan Maturity Date" set forth in SECTION
1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            REVOLVING LOAN MATURITY DATE means the maturity of the Notes, July 31, 2001. Upon written request from Borrower at any time after January 31, 2001 but prior to April 30, 2001 (and thereafter annually within the same three month period), Agent shall make request on the Lenders for approval to a one (1) year extension of the Revolving Loan Maturity Date; PROVIDED, HOWEVER, that no such extension shall be effective without the unanimous written

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      consent of the Lenders, which may be given or denied in their sole discretion, with or without cause.

      (c) A new SECTION 6.18 is hereby added to the Loan Agreement, such new Section reading in its entirety as follows:

            6.18 YEAR 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of the Borrower's and any of its Subsidiaries' (excluding Subsidiaries acquired on or after August 1, 1998) (i) computer systems and (ii) equipment containing embedded microchips and the testing of all such systems and equipment will be completed by September 1, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and failure of others' systems or equipment) will not result in an Event of Default or a Material Adverse Effect. The computer and/or accounting systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and its Subsidiaries to conduct their business without Material Adverse Effect.

      (d) SECTION 7.8(E) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (e) if Borrower creates, incurs, suffers or permits any Indebtedness after the Effective Date in accordance with SECTION 8.1(VI) hereof, and such Indebtedness contains terms and conditions which are more restrictive upon Borrower than the terms and conditions provided herein, Borrower shall promptly provide a copy of the more restrictive terms and conditions to Agent and Lenders along with such other information as Agent may reasonably request in order to understand such restrictive terms and conditions.

      (e) SECTION 8.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            8.1 BORROWED MONEY INDEBTEDNESS. Create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Borrowed Money Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except the following:

            (i) Indebtedness under this Agreement and the other Loan Documents and Indebtedness secured by Liens permitted by SECTION 8.2 hereof;

            (ii) the liabilities existing on the date of this Agreement and disclosed in the financial statements delivered on or prior to the Effective Date pursuant to SECTION 6.2 hereof and set forth on SCHEDULE 8.1, and all renewals, extensions

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                  and replacements (but not increases other than increases of the Indebtedness permitted under SECTION 8.2(IX) hereof, which shall be subject to the maximum permitted outstanding amounts set forth in SECTION 8.2(IX)) of any of the foregoing;

            (iii) the Interest Rate Risk Indebtedness;

            (iv) current liabilities incurred in the ordinary course of business;

            (v) so long as no Event of Default has occurred which is continuing (or would result as a result of the applicable additional Indebtedness), pre-existing Indebtedness (excluding any Indebtedness incurred at the instigation of Borrower in contemplation of the acquisition of such Subsidiary or business) of any Subsidiary or business acquired after June 30, 1998; provided, however, that such Indebtedness must be discharged within five (5) days after the closing of such acquisition and in any event prior to or concurrently with the next borrowing hereunder after the closing of such acquisition;

            (vi) so long as no Event of Default has occurred which is continuing (or would result as a result of the applicable additional Indebtedness), other unsecured Indebtedness of Borrower or its Subsidiaries;

      PROVIDED, HOWEVER, that the Indebtedness permitted under SECTION 8.1(vi) hereof shall be on terms and conditions no more restrictive upon Borrower than the terms and conditions provided for herein unless Borrower has provided prompt notice thereof in accordance with SECTION 7.8(E), and (A) such more restrictive terms and conditions have been incorporated into this Agreement by amendment, or (B) the Borrower shall have delivered and shall continue to deliver to the Agent and the Lenders a Compliance Certificate modified to incorporate such more restrictive covenants.

      (f) SECTION 8.2(IX) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (ix) Liens disclosed to the Lenders in the financial statements delivered on or prior to the Effective Date and set forth on
                  SCHEDULE 8.2 and other Liens created after the Effective Date; PROVIDED, HOWEVER, that the aggregate book value of the Property subject to the Liens permitted under this CLAUSE (IX) shall not exceed 200% of the aggregate amount of the Borrowed Money Indebtedness permitted to be secured by such Liens and PROVIDED FURTHER, HOWEVER, that the aggregate Borrowed Money Indebtedness secured by the Liens permitted under this CLAUSE
                  (IX) shall not exceed $30,000,000;

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      (g) SECTION 8.2(X) of the Loan Agreement is hereby amended to read in its entirety as follows:

               (x) pre-existing Liens securing pre-existing Borrowed Money Indebtedness covering tangible Property (other than Inventory, except for Liens on Inventory securing Indebtedness permitted under SECTION 8.1(V) hereof which are discharged within five (5) days after the closing of the applicable acquisition) of Subsidiaries or businesses acquired after December 31, 1996 (provided, however, that no such Liens were created and no such Borrowed Money Indebtedness was incurred at the instigation of Borrower in contemplation of the acquisition of such Subsidiary or business); and

      (h) SECTION 8.2(XI) of the Loan Agreement is hereby deleted in its entirety and CLAUSE (XII) of SECTION 8.2 is hereby restyled as "CLAUSE (XI)".

      (i) SECTION 8.3 of the Loan Agreement is hereby amended to read in its entirety as follows:

            8.3 CONTINGENT LIABILITIES. Directly or indirectly guarantee the performance or payment of, or purchase or agree to purchase, or assume or contingently agree to become or be secondarily liable in respect of, any obligation or liability of any other Person (other than Subsidiaries) except for (a) the endorsement of checks or other negotiable instruments in the ordinary course of business; (b) obligations disclosed to Agent in the financial statements for the fiscal year ended March 31, 1998 previously delivered pursuant to SECTION 7.2 hereof (but not increases of such obligations after March 31, 1998), (c) those liabilities permitted under SECTION 8.1 hereof; (d) earnouts incurred in connection with acquisitions, and (e) any such pre-existing liability of a Subsidiary of Borrower or a business which is acquired after the date hereof provided that (i) neither Borrower nor any Subsidiary of Borrower (other than such acquired Subsidiary or the Subsidiary of Borrower acquiring such business) shall be liable with respect to such liability, (ii) such liability was not incurred at the instigation of Borrower in contemplation of the acquisition of such Subsidiary or business and (iii) no Event of Default has occurred which is continuing (or would result as a result of the applicable acquisition).

      SECTION 2. RATIFICATION. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Loan Agreement.

      SECTION 3. EXPENSES. The Borrower shall pay to the Agent all reasonable fees and expenses of its respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

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      SECTION 4. CERTIFICATIONS. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred since March 31, 1998, and (b) no uncured Default or uncured Event of Default has occurred and is continuing or will occur as a result of this Amendment.

      SECTION 5. MISCELLANEOUS. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

      THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  REMAINDER OF PAGE LEFT BLANK INTENTIONALLY


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      IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                    CONSOLIDATED GRAPHICS, INC,
                                    a Texas corporation


                                    By:/s/ JOE R. DAVIS
                                    Name:  Joe R. Davis
                                    Title: Chairman and Chief Executive Officer


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                                    CHASE BANK OF TEXAS,  NATIONAL
                                    ASSOCIATION, as Agent and as a Lender


                                    By:/s/ MARY C. ARNOLD
                                    Name:  Mary C. Arnold
                                    Title: Vice President


Revolving Loan Commitment:

$30,000,000

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                                    BANKONE, TEXAS, N.A.,
                                    as Co-Agent and as a Lender


                                    By:/s/ JOHN E. ELAM
                                    Name:  John E. Elam
                                    Title: Vice President

Revolving Loan Commitment:

$30,000,000

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                                    COMERICA BANK-TEXAS,
                                    as Co-Agent and as a Lender


                                    By:/s/ ERIC LUNDQUIST
                                    Name:  Eric Lundquist
                                    Title: Vice President

Revolving Loan Commitment:

$30,000,000

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                                    FIRST UNION NATIONAL BANK,
                                    as Co-Agent and as a Lender


                                    By:/s/ GEORGE WOOLSEY
                                    Name:  George Woolsey
                                    Title:_____________________________

Revolving Loan Commitment:

$30,000,000

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                                   CIBC, INC.


                                    By:/s/ KATHERINE BASS
                                    Name:  Katherine Bass
                                    Title: Executive Director
                                           CIBC Oppenheimer Corp., AS AGENT


Revolving Loan Commitment:

$15,000,000

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                                    BANK OF TOKYO-MITSUBISHI, LTD.


                                    By:/s/ JOHN W. MCGHEE
                                    Name:  John W. McGhee
                                    Title: Vice President and Manager

Revolving Loan Commitment:

$15,000,000

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                                    NATIONSBANK, N.A.


                                    By:/s/ WILLIAM T. GRIFFIN
                                    Name:  William T. Griffin
                                    Title: Vice President


Revolving Loan Commitment:

$20,000,000

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                                    SUNTRUST BANK, ATLANTA


                                    By:/s/ STEVEN J. NEWBY
                                    Name:  Steven J. Newby
                                    Title: Corporate Banking Officer


                                    By:/s/ JOHN A. FIELDS, JR.
                                    Name:  John A. Fields, Jr.
                                    Title: Vice President


Revolving Loan Commitment:

$15,000,000

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                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:/s/ ROBERT IVOSEVICH
                                    Name:  Robert Ivosevich
                                    Title: Senior Vice President


Revolving Loan Commitment:

$15,000,000

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      The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code ss.26.02 set forth above.


                                    CONSOLIDATED GRAPHICS, INC.,
                                    a Texas corporation,

                                    PRECISION LITHO, INC.,
                                    a Texas corporation,

                                    CHAS. P. YOUNG COMPANY,
                                    a Texas corporation,

                                    THE JARVIS PRESS, INC.,
                                    a Texas corporation,

                                    CONSOLIDATED GRAPHICS PROPERTIES II,
                                    INC., a Texas corporation,

                                    GARNER PUBLISHING COMPANY,
                                    an Iowa corporation,

                                    EMERALD CITY GRAPHICS, INC.,
                                    a Washington corporation,

                                    WESTERN LITHOGRAPH COMPANY,
                                    a Texas corporation,

                                    FREDERIC PRINTING COMPANY,
                                    a Colorado corporation,

                                    DIRECT COLOR, INC.,
                                    a California corporation,

                                    GULF PRINTING COMPANY,
                                    a Texas corporation,

                                    CLEARVISIONS, INC.,
                                    a Texas corporation,


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                                    BRIDGETOWN PRINTING CO.,
                                    a Texas corporation,

                                    TEWELL WARREN PRINTING COMPANY,
                                    a Texas corporation,

                                    CONSOLIDATED EAGLE PRESS, INC.,
                                    a Texas corporation,

                                    HERITAGE GRAPHICS, INC.,
                                    a Texas corporation,

                                    TUCKER PRINTERS, INC.,
                                    a Texas corporation,

                                    GEYER PRINTING COMPANY, INC.,
                                    a Pennsylvania corporation,

                                    THE JOHN C. OTTO COMPANY, INC.,
                                    a Massachusetts corporation,

                                    COURIER PRINTING COMPANY,
                                    a Tennessee corporation


                                    By:/s/ JOE R. DAVIS
                                    Name:  Joe R. Davis
                                    Title: Chairman and Chief Executive Officer

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